Exhibit 99.1

    COLLECTORS UNIVERSE ACQUIRES GEM CERTIFICATION & APPRAISAL LAB (GCAL) AND
      ENTERS THE DIAMOND MARKET FOR THIRD PARTY AUTHENTICATION AND GRADING

     NEWPORT BEACH, Calif., Nov. 8 /PRNewswire-FirstCall/ -- Collectors Universe, Inc. (Nasdaq: CLCT), a leading provider of value-added authentication and grading services to dealers and collectors of high-value collectibles and to sellers and purchasers of other high value assets, today reported that it has acquired Gem Certification & Appraisal Lab (GCAL), an international forensic gemological certification and grading laboratory. As part of that transaction, the Company also acquired Diamond Profile Laboratory, Inc. (DPL), a scientific diamond light performance analysis laboratory, and all publishing and other rights to "Palmieri's Market Monitor," an educational and informative industry publication currently published by the Gemological Appraisal Association, Inc.
(GAA). The Company paid an aggregate acquisition price of $3 million in cash for GCAL, DPL and the publishing and other rights to "Palmieri's Market Monitor."

     GCAL, DPL and the GAA are all members of the Palmieri Group Companies founded by Donald A. Palmieri, who is a certified Master Gemologist Appraiser of the American Society of Appraisers and a veteran in the jewelry and gemstone business with a 35 year career in the industry. Mr. Palmieri, who founded GCAL in and has been its President since 2001, is joining Collectors Universe by continuing as President of GCAL, which will be operated as a wholly-owned subsidiary of the Company.

     Chief Executive Officer of Collectors Universe, Michael Haynes, commented, "One of our main objectives has been to expand into new markets in order to drive our future growth. We are extremely pleased to be able to execute on this strategy by acquiring such a highly regarded company in the diamond market. Additionally, we were able to secure Donald Palmieri's excellent leadership as president of GCAL. We have a 'best of breed' philosophy in our operations and leadership in all of our existing markets and believe we now have a compatible business vehicle and intellectual capital necessary to leverage our expertise for our successful entry into the diamond business. We plan to make additional investments into GCAL to support the further growth and expansion of its business, and in this market where there is, in our view, a significant opportunity for growth and improvement of third party certification."

     Clint Allen, Chairman of the Board of Collectors Universe, added, "We have the necessary cash resources and we are prepared to commit capital to the growth of our entry into the diamond market. We intend the acquisition of GCAL to be just the beginning of our investment in this market and we will take the appropriate steps to develop and integrate GCAL as a major factor in our overall strategy to grow a successful certification business in the diamond market. The board of directors has thoroughly examined this market opportunity and is fully committed to deploying our resources to make this business expansion a success."

     GCAL is one of the authentication and grading services for diamonds sold on Blue Nile, a leading online retailer of diamonds, jewelry, and watches. GCAL also provides the sellers on Blue Nile with quality grading services to verify which of its diamonds meets Blue Nile's premium quality standards for inclusion in the Blue Nile Signature Collection of diamonds that it sells online. To qualify to be included in the Blue Nile Signature Collection, a diamond must first carry a grading report issued by either the Gemological Institute of America or American Gem Society Laboratories, and then must be verified and certified by GCAL to be of a quality equal to that assigned to it in that first grading report. If GCAL determines that a Blue Nile diamond does not meet Blue Nile's premium quality standards, the diamond will not be eligible for sale as a Blue Nile Signature Collection diamond. Additionally, every diamond in the Blue Nile Signature Collection is accompanied by a certificate of authenticity, quality and optical light performance issued by GCAL.

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     Donald Palmieri remarked, "I am very excited to join Collectors Universe and to have GCAL become a Collectors Universe company. Having met with CEO, Michael Haynes, and his team on several occasions, I have been impressed by our shared commitment to quality and our common mission to 'pursue a higher standard' in the markets we serve. I am also pleased to be associated with an authentication and grading enterprise that values integrity in its people and business practices. I am confident that GCAL and the entire diamond market will benefit from the application of the high operational standards that have been implemented and are employed by Collectors Universe which, as a public company, has satisfied the internal control and financial transparency requirements of the Sarbanes-Oxley Act of 2002 in the conduct of its authentication and grading businesses."

     About Collectors Universe
     Collectors Universe, Inc. is a leading provider of value added services to high-value collectibles and other high value asset markets. The Collectors Universe brands are among the strongest and best known in their respective markets. The Company authenticates and grades collectible coins, sports cards, autographs and stamps and, with its acquisition of GCAL, now also authenticates and grades diamonds. The Company also compiles and publishes authoritative information about collectible sports cards and sports memorabilia, United States and world coins, and entertainment memorabilia. This information is accessible to collectors and dealers at the Company's web site, http://www.collectors.com, and is also published in print.

     Forward Looking Information
     This news release contains statements regarding our expectations about our future financial performance which are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," or future or conditional verbs such as "will," "would," "should," "could," or "may."

    Our future financial results may differ, possibly significantly, from our current expectations about our future financial performance as set forth in the forward looking statements contained in this news release due to a number of risks and uncertainties. Those risks and uncertainties include, but are not limited to: the possibility of changes in general economic conditions or conditions in the collectibles markets, such as a possible decline in the popularity of some high-value collectibles, which could result in reductions in the volume of authentication and grading submissions and, therefore, the fees we are able to generate; a lack of diversity in our sources of revenues and our dependence on coin authentication and grading for a significant percentage of our total revenues, which makes us more vulnerable to adverse changes in economic and market conditions, including declines in the value of precious metals or recessionary conditions, that could lead to reduced coin and other collectibles submissions and a decline in diamond sales and, therefore, in diamond grading submissions as well, with a resultant reduction in our revenues and in our income; the fact that five of our customers accounted for approximately 27% of our net revenues during fiscal 2005, which means that our operating results could decline if any of those customers were to terminate or significantly reduce the business that they conduct with us; our dependence on certain key executives and collectibles experts, the loss of the services of any of which could adversely affect our ability to obtain authentication and grading submissions and, therefore, could harm our operating results; increased competition from other collectibles services companies that could result in reductions in collectibles submissions to us or could require us to reduce the prices we charge for our services; the risk that we will incur unanticipated liabilities under our authentication and grading warranties that would increase our operating expenses; the risk that new service offerings and business initiatives that we may undertake will not gain market acceptance or will increase our operating expenses or reduce our overall profitability or cause us to incur losses; the risk that our strategy to expand into new collectibles and other high value asset markets, such as the diamond market, primarily through business acquisitions, will not be successful in enabling us to improve our profitability; and the risks that we will be unable to successfully integrate the businesses that we acquire into our operations, that those businesses will not gain market acceptance; and that business expansion may result in a costly diversion of management time and resources and increase our operating expenses and possibly cause us to incur losses. Additional information regarding these and other risks and uncertainties to which our business is subject is contained in our Annual Report on Form 10-K for our fiscal year ended June 30, 2005 which we filed with the Securities and Exchange Commission on September 13, 2005.

     Due to the above-described risks and uncertainties and those described in that Annual Report, readers are cautioned not to place undue reliance on the forward-looking statements contained in this news release, which speak only as of its date, or to make predictions about future performance based solely on historical financial performance. We also disclaim any obligation to update forward-looking statements contained in this news release or in our 2005 Annual Report on Form 10-K.

     Contacts:

     Joe Wallace                           Brandi Piacente
     Chief Financial Officer               Investor Relations
     Collectors Universe                   The Piacente Group, Inc.
     949-567-1245                          212-481-2050
     Email: jwallace@collectors.com        Email: brandi@thepiacentegroup.com

SOURCE  Collectors Universe, Inc.
    -0-                             11/08/2005
    /CONTACT: Joe Wallace, Chief Financial Officer of Collectors Universe, +1-949-567-1245, jwallace@collectors.com; or Investor Relations, Brandi Piacente of The Piacente Group, Inc., +1-212-481-2050, brandi@thepiacentegroup.com, for Collectors Universe, Inc./
    /Web site:  http://www.collectors.com /